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                          SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C.  20549

                                        _____


                                       FORM 8-K

                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15 (d)

                        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) September 25, 1997


                Barnett Auto Receivables Corp.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)


         Nevada                    333-26675      Application Pending
-------------------------------   --------------  --------------------
(State or other jurisdiction of  (Commission          (IRS Employer
 incorporation)                   File Number)           ID Number)


3800 Howard Hughes Parkway, Suite 1560, Las Vegas, Nevada  70809
-----------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)

Registrant's Telephone Number,
 including area code:                             (702) 735-1811
                                                  --------------


                             N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)

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Item 5.  Other Events

         Barnett Receivables Corp. (the "Depositor") registered issuances of up to $750,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-26675) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Barnett Auto Trust 1997-A (the "Trust") to issue $602,124,240 principal amount of Asset Backed Notes (the "Notes"), on September 25, 1997 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a copy of the Sale and Servicing Agreement (defined below), the Indenture (defined below), the Trust Agreement (defined below) and the Underwriting Agreement entered into among the Depositor, Barnett Dealer Financial Services, Inc. ("Barnett"), as sponsor and Salomon Brothers Inc, as representative of the several underwriters.

         The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of September 1, 1997 (the "Cut-Off Date"), between the Trust and U.S. Bank National Association, as Trustee. The Trust was created pursuant to a Trust Agreement (the "Trust Agreement"), dated as of the Cut-Off Date, between the Depositor and The Bank of New York, as Owner Trustee. The Receivables will be serviced pursuant the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of the Cut-Off Date, among the Depositor, Barnett and the Trust

         Capitalized terms not defined herein have the meanings assigned in the Sale and Servicing Agreement attached hereto as Exhibit 4.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

         1.1 Underwriting Agreement dated September 18, 1997 among the Depositor, Barnett Dealer Financial Services, Inc. and Salomon Brothers Inc, as representative of the several underwriters.

         4.1 Sale and Servicing Agreement dated as of September 1, 1997 among the Depositor, Barnett and the Trust.

         4.2 Indenture dated as of September 1, 1997 between the Trust and U.S. Bank National Association, as Trustee.

         4.3 Trust Agreement dated as of September 1, 1997 between the Depositor and The Bank of New York, as Owner Trustee.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        BARNETT AUTO RECEIVABLES CORP.


                        By: /s/ GERALD G. ROBINSON
                            -------------------------------
                            Name:  Gerald G. Robinson
                            Title: President

Dated: October 3, 1997

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                                    EXHIBIT INDEX

Exhibit                                                      Page
-------                                                      ----

1.1 Underwriting Agreement dated September 18, 1997 among the Depositor, Barnett Dealer Financial
         Services, Inc. and Salomon Brothers Inc, as representative of the several underwriters.

4.1 Sale and Servicing Agreement dated as of September 1, 1997 among the Depositor, Barnett and the Trust.

4.2 Indenture dated as of September 1, 1997 between the Trust and U.S. Bank National Association, as
         Trustee.

4.3 Trust Agreement dated as of September 1, 1997 between the Depositor and The Bank of New York, as Owner Trustee.